Asset Under Development	9 Months Ended
Sep. 30, 2023
Extractive Industries [Abstract]
Asset under development	ASSET UNDER DEVELOPMENT

(in thousands of $)	September 30, 2023	December 31, 2022
Opening asset under development balance	1,152,032	877,838
Additions	137,876	221,184
Interest costs capitalized	52,692	53,010
Closing asset under development balance	1,342,600	1,152,032
15.1. Gimi conversion financing

The aggregate conversion cost including financing costs is approximately $1.7 billion of which $700.0 million is funded by the Gimi facility (note 18). As of September 30, 2023, the estimated timing of the outstanding payments is as follows:

(in thousands of $)
Period ending December 31,
2023 (1)	126,630
2024	267,006
Total	393,636
(1) For the three months ending December 31, 2023.

15.2. Gimi LOA

In February 2019, we entered into a Lease and Operate Agreement (which was subsequently amended and restated in September 2021) with BP Mauritania Investments Limited (“BP”), Gimi MS and our subsidiary Golar MS Operator S.A.R.L. (the “LOA”).

The LOA provides for the construction and conversion of Gimi to a FLNG, transit, mooring and connection to BP’s project infrastructure, commissioning with BP’s upstream facilities including its floating production, storage and offloading vessel, completing specified acceptance tests, followed by the commencement of commercial operations (“COD”). Following COD, we will operate and maintain Gimi and make her capacity exclusively available for the liquefaction of natural gas from the Greater Torture/Ahmeyim (“GTA”) Project and offloading of LNG produced for a period of twenty years.

Pursuant to the LOA, we and BP are required to meet various delivery schedules and delays result in contractual prepayments between the parties in advance of COD (note 15.3). Post COD, the contractual dayrate is comprised of capital and operating elements.

The yard departure date for Gimi was postponed from the first half of 2023 to November 19, 2023 to allow for vessel completion and testing, given the greater proportion of commissioning works, skills and resources are more accessible in Singapore. The updated sail away timing is not expected to impact first feed gas on the GTA Project. As a result of project delays, pre-commissioning contractual cash flows under the LOA have started. A LOA contract interpretation dispute regarding parts of these pre-commissioning contractual cash flows currently exists between BP and Golar, regarding payments due from BP to Golar as a result of the delays previously announced in 2020 related to force majeure claims. The dispute does not impact the wider execution of the 20 year LOA.

15.3. Gimi LOA prepayments

As of September 30, 2023, Gimi MS has recognized pre-commissioning contractual cash flows due to BP pursuant to the LOA. Given the complexity and interdependencies of the activities required during the project mobilization and commissioning leading to COD, it is difficult for us to reasonably estimate eventual net payments/receipts. We expect any net payments/receipts in advance of COD to be insignificant in the context of the cash flows we expect to generate over the term of the LOA.

A LOA contract interpretation dispute regarding certain of these contractual prepayments exists. As of September 30, 2023, Gimi MS is due Project Delay Payment (“PDPs”) from BP pursuant to the LOA. Gimi MS has followed the dispute resolution provisions included in the LOA however as of September 30, 2023, the dispute remains unresolved. We have considered the contractual PDPs receivable from BP as a contingent gain and have not recognized such amount as an asset. Any amount we may recover will not be reflected in our unaudited consolidated financial statements until such time as the PDPs contractual dispute has been resolved and any amount is realized or realizable.In August 2023, Gimi MS initiated arbitration proceedings in respect of the PDPs contractual dispute. The resolution of this matter may take several months or years and no assurance can be given that our claim will be successful. In the event of a favorable resolution we may expect to be entitled to recover all or a portion of our legal costs and fees incurred from BP. In the event of an unfavorable resolution, we may not be entitled to receive the PDPs in part or in full and we may be required to reimburse all or a portion of BP’s legal costs and fees incurred.